CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Revenue:
Gross revenue	$ 343,055	$ 305,547
Reimbursable expenses	(90,722)	(76,250)
Net revenue	252,333	229,297
Costs and expenses:
Direct costs	162,284	144,470
Selling, general and administrative expense	67,515	59,883
Depreciation and amortization	10,802	8,973
Non-recurring charges, net		5,002
Total costs and expenses	240,601	218,328
Income from operations	11,732	10,969
Interest income	379	233
Interest expense	(414)	(167)
Income before provision for income taxes	11,697	11,035
Provision for income taxes	(2,726)	(2,687)
Net income	$ 8,971	$ 8,348
Net income per Ordinary Share:
Basic	$ 0.15	$ 0.14
Diluted	$ 0.15	$ 0.14
Weighted average number of Ordinary Shares outstanding:
Basic	60,086,104	60,283,078
Diluted	60,708,469	60,982,948